UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2007

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

              Delaware                 1-11781                        31-0676346
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission                   (IRS Employer
incorporation or organization)       File Number)            Identification No.)


7777 Washington Village Drive, Dayton, Ohio                                45459
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)

                                  937-428-6360
                                  ------------
               (Registrant's telephone number including area code)

                                 Not applicable
                                 --------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 2, 2007, Dayton Superior Corporation issued a press release containing summary financial results for the first quarter of 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits. The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

99.1  Press Release of the Company dated May 2, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 DAYTON SUPERIOR CORPORATION


Date:  May 2, 2007               By:/s/ Edward J. Puisis
                                    -----------------------------------------
                                     Edward J. Puisis
                                     Executive Vice President and
                                     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit 99.1            Press Release Dated May 2, 2007